Southwest Bancorp, Inc.

2014 Third Quarter Earnings Presentation

October 22, 2014

Forward Looking Statements

We make forward-looking statements in this presentation that are subject to risks and uncertainties. We intend these statements to be covered by the safe harbor provision for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995.

These forward-looking statements include:

- Statements of Southwest's goals, intentions, and expectations;
- Estimates of risks and of future costs and benefits;
- Expectations regarding our future financial performance and the financial performance of our operating segments;
- Expectations regarding regulatory actions;
- Expectations regarding our ability to utilize tax loss benefits;
- Assessments of loan quality, probable loan losses, and the amount and timing of loan payoffs;
- Estimates of the value of assets held for sale or available for sale; and
- Statements of our ability to achieve financial and other goals.

These forward-looking statements are subject to significant uncertainties because they are based upon: the amount and timing of future changes in interest rates, market behavior, and other economic conditions; future laws, regulations, and accounting principles; changes in regulatory standards and examination policies, and a variety of other matters. These other matters include, among other things, the direct and indirect effects of economic conditions on interest rates, credit quality, loan demand, liquidity, and monetary and supervisory policies of banking regulators. Because of these uncertainties, the actual future results may be materially different from the results indicated by these forward-looking statements. In addition, Southwest's past growth and performance do not necessarily indicate our future results. For other factors, risks, and uncertainties that could cause actual results to differ materially from estimates and projections contained in forward-looking statements, please read the "Risk Factors" contained in Southwest's reports to the Securities and Exchange Commission. We do not intend, or undertake no obligation, to update or revise any forward-looking statements contained in this presentation, whether as a result of differences in actual results, changes in assumptions, or changes in other factors affecting said statements, except as required by law.

Third Quarter 2014 Highlights

- Net income of $5.3 million, or $0.27 per diluted share
  - Pre-tax, pre-provision income of $5.6 million
- Loan portfolio continues to exhibit growth and improving stability
  - Loans increased $41.1 million during the quarter, adjusted for the $19.8 million in paydowns and resolutions of potential problem loans, the $1.4 million in paydowns of nonperforming loans, and the sale of the $4.2 million student loan portfolio.
  - Net interest margin was 3.44% for the quarter, up 10 bp from prior quarter's normalized rate
  - Booked $154 million in new loan production in the quarter, up from $132 million in the second quarter.
- Credit portfolio showed excellent improvement in all credit quality indicators
  - NPLs decreased by $1.4 million, or 9%
  - NPAs decreased by $2.3 million, or 11%
  - Potential Problem Loans decreased by $19.8 million, or 24%,
  - Negative provision for credit losses of $2.9 million
  - Loss reserve is at 2.27% of loans
  - Annualized NCOs for the quarter equal to (0.21)% of average loans
  - Loan principal recoveries of $1.9 million

Nonperforming assets defined as nonaccrual loans, restructured loans, loans past due 90 days or more and still accruing, and other real estate owned.

Third Quarter 2014 Highlights (cont.)

- Continue to recruit new talented people to the organization
- Capital ratios remain strong and above minimum well-capitalized standards
- Announced and began implementation of a share repurchase program for up to 5%, or 990,000 shares of outstanding common stock
- Announced a $0.04 per share common dividend payable in November 2014

Financial Highlights

($ in thousands except per share data)	2011 FY 12/31/11	2012 FY 12/31/12	2013 FY 12/31/13	2013 FQ3 9/30/2013	2013 FQ4 12/31/2013	2014 FQ1 3/31/14	2014 FQ2 6/30/14	2014 FQ3 9/30/14
Balance Sheet								
Total Assets	2,377,276	2,122,255	1,981,423	1,972,367	1,981,423	2,012,053	1,885,158	1,900,948
Total Gross Loans	1,763,488	1,378,735	1,270,903	1,306,625	1,270,903	1,320,122	1,351,700	1,367,388
Total Deposits	1,921,382	1,709,578	1,584,086	1,583,791	1,584,086	1,605,906	1,463,855	1,494,946
Total Equity	301,589	246,056	259,187	252,802	259,187	264,586	271,351	271,966
Profitability (%)								
Net Income ($000)	(68,295)	16,187	17,435	3,800	6,832	3,691	6,152	5,288
ROAA	(2.54)	0.72	0.86	0.75	1.37	0.75	1.27	1.12
ROAE	(18.33)	5.71	6.90	5.99	10.59	5.68	9.19	7.69
Net Interest Margin	3.74	3.64	3.19	3.11	3.42	3.33	3.50	3.44
Efficiency Ratio	81.74	68.46	72.50	69.18	76.45	74.15	61.77	70.60
Balance Sheet Ratios / Capital (%)								
Loans/ Deposits	91.78	80.65	80.23	82.50	80.23	82.20	92.34	91.47
Tangible Common Equity/ Tang Assets(1)(3)	9.76	11.54	13.03	12.76	13.03	13.10	14.34	14.25
Tier 1 Risk Based Capital Ratio	19.51	20.28	20.28	20.22	20.28	19.98	20.13	20.05
Total Risk Based Capital Ratio	20.78	21.56	21.59	21.52	21.59	21.29	21.43	21.34
Tier 1 Leverage Ratio	14.50	15.01	14.86	14.78	14.86	15.09	15.95	16.86
Asset Quality (%)(2)								
NPLs/ Loans	1.18	3.06	1.57	2.51	1.57	1.22	1.23	1.10
NCOs/ Avg Loans	6.89	0.07	0.22	(0.02)	(0.95)	0.24	0.45	(0.21)
Reserves/Portfolio Loans	2.59	3.47	2.89	3.08	2.89	2.66	2.46	2.27
Reserves/ NPLs	218.03	102.06	184.50	122.65	184.50	217.13	200.77	205.29
Per Share Data								
Tangible Book Value Per Share(1)(3)	11.93	12.54	13.07	12.77	13.07	13.31	13.65	13.83
Earnings Per Share	(3.73)	0.64	0.89	0.19	0.35	0.19	0.31	0.27

(1) Intangible assets defined as goodwill for purposes of these calculations.
(2) NPLs defined as Non-Accrual loans + Renegotiated Loans + Loans 90+ Days Past Due, NPAs defined as NPLs + OREO.
(3) This is a non-GAAP based financial measure. See Appendix for reconciliation to the most directly comparable GAAP based measure.

Earnings Results

Earnings Summary

($ in thousands, except per share)	Three Months Ended 9/30/14	Three Months Ended 6/30/14	Three Months Ended 9/30/13	Q3 '14 vs. Q2 '14 % Change
Net interest income	$ 15,837	$ 16,574	$ 15,273	(4.4)%
Provision for loan losses	(2,897)	(355)	(329)	716.1%
Noninterest income	3,084	8,246	3,547	(62.6)%
Noninterest expense	13,358	15,332	13,019	(12.9)%
Income before taxes	8,460	9,843	6,130	(14.1)%
Taxes on income	3,172	3,691	2,330	(14.1)%
Net income	5,288	6,152	3,800	(14.0)%
Pre-tax, pre-provision income (1)	5,563	9,488	5,801	(41.4)%
Diluted earnings per share	**$ 0.27**	**$ 0.31**	**$ 0.19**	

(1) This is a non-GAAP based financial measure. See Appendix for reconciliation to the most directly comparable GAAP based measure.

Loan Portfolio

$1.4 Billion Total Loans (9/30/14)

Loans by Type


Owner Occupied CRE
$99
7%
Healthcare Commercial & Industrial
$105
8%
Commercial & Industrial
$226
16%
Owner Occupied Healthcare CRE
$254
19%
Construction & Development
$168
12%
Non-Owner Occupied CRE
$407
30%
Residential Real Estate
$89
6%
Consumer/ Student Loans
$22
2%

Loans by Segment


Other
$23
2%
Kansas
$143
10%
Texas
$425
31%
Oklahoma
$777
57%

Dollars in millions.

Nonperforming Loans

9/30/2014
$15.1 million



Owner Occupied CRE $1.4 9%
Non-Owner Occupied CRE $6.1 41%
Residential Real Estate $1.3 9%
Healthcare Commercial & Industrial $5.7 38%
Commercial & Industrial $0.4 2%
Construction & Development $0.1 1%
Consumer $0.1 0%



Kansas $2.9 19%
Oklahoma $6.4 43%
Texas $5.8 38%

Loans by Type

Loans by Segment

9/30/2013
$32.7 million



Owner Occupied CRE $3.9 12%
Non-Owner Occupied CRE $11.4 35%
Residential Real Estate $0.5 2%
Consumer $0.1 0%
Construction & Development $5.8 18%
Commercial & Industrial $1.8 5%
Healthcare Commercial & Industrial $9.2 28%



Kansas $4.4 14%
Oklahoma $3.3 10%
Texas $25.0 76%

Dollars in millions.
Nonperforming loans include non-accruals and 90 days past due loans.

Nonperforming Loans

$15.1 million (9/30/14)

Loans by Physical Location


Other
$0.4
3%
Kansas
$2.8
19%
Arizona
$5.2
34%
Texas
$0.6
4%
Oklahoma
$6.1
40%

Dollars in millions.
Nonperforming loans include non-accruals and 90 days past due loans.

Other Real Estate Owned



$18,825
$14,958
$11,665
$1,811
$1,693
$2,654
$4,654
$4,285
$3,448
9/30/12
12/31/12
3/31/13
6/30/13
9/30/13
12/31/13
3/31/14
6/30/14
9/30/14

Dollars in thousands.

Nonperforming Loans


$32,045
$41,989
$35,229
$32,577
$32,680
$19,872
$16,085
$16,478
$15,059
9/30/12
12/31/12
3/31/13
6/30/13
9/30/13
12/31/13
3/31/14
6/30/14
9/30/14

Nonperforming Loans defined as Non-Accrual loans + Renegotiated Loans + Loans 90+ Days Past Due.
Dollars in thousands.

Nonperforming Assets



$18,825
$32,045
$14,958
$41,989
$11,665
$35,229
$1,811
$32,577
$1,693
$32,680
$2,654
$19,872
$4,654
$16,085
$4,285
$16,478
$3,448
$15,059
9/30/12
12/31/12
3/31/13
6/30/13
9/30/13
12/31/2013
3/31/2014
6/30/2014
9/30/2014
Total Nonperforming Loans
Other Real Estate

Nonperforming Loans defined as Non-Accrual loans + Renegotiated Loans + Loans 90+ Days Past Due.
Dollars in thousands.

Loan Loss Reserve to NPL+PPL


36.33%
33.49%
33.26%
31.03%
30.87%
30.65%
32.38%
32.87%
38.92%
9/30/12
12/31/12
3/31/13
6/30/13
9/30/13
12/31/13
3/31/14
6/30/14
9/30/14

PPL is defined as potential problem loans
Nonperforming Loans defined as Non-Accrual loans + Renegotiated Loans + Loans 90+ Days Past Due

Improved Risk Profile…



($000s)
$300,000
$250,000
$200,000
$150,000
$100,000
$50,000
$0
6%
5%
4%
3%
2%
1%
0%
2009
2010
2011
2012
Q2 '13
Q3 '13
Q4 '13
Q1 '14
Q2 '14
Q3 '14
NPAs
Potential Problem Loans
NPAs/Assets

Nonperforming assets defined as nonaccrual loans, loans past due 90 days or more and still accruing, and other real estate owned.

Strong Core Deposit Franchise

$1.5 billion Total Deposits (9/3014)

Deposits by Type


Non-interest Bearing Demand $445 30%
Interest Bearing Demand $105 7%
Other Time Deposits $231 15%
Money market Accounts $478 32%
Time Deposits $100,000 or More $203 14%
Savings Accounts $33 2%

Cost of Deposits


0.67%
0.62%
0.53%
0.47%
0.45%
0.40%
0.36%
0.34%
0.34%
9/30/12
12/31/12
3/31/13
6/30/13
9/30/13
12/31/13
3/31/14
6/30/14
9/30/14

Dollars in millions.

Cost of Funds Continue to Decline



($000s)
$20,000
$18,000
$16,000
$14,000
$12,000
$10,000
$8,000
$6,000
$4,000
$2,000
$-
5.0%
4.5%
4.0%
3.5%
3.0%
2.5%
2.0%
1.5%
1.0%
0.5%
0.0%
3.59%
3.41%
3.16%
3.07%
3.11%
3.42%
3.33%
3.50%
3.44%
0.67%
0.62%
0.53%
0.47%
0.45%
0.40%
0.36%
0.34%
0.34%
Q3 '12
Q4 '12
Q1 '13
Q2 '13
Q3 '13
Q4 '13
Q1 '14
Q2'14
Q3 '14
Net Interest
Cost of Deposits
Net Interest Margin

Noninterest Income


$3,950
$4,871
$3,537
$3,491
$3,547
$3,068
$3,025
$8,246
$3,084
9/30/12
12/31/12
3/31/13
6/30/13
9/30/13
12/31/13
3/31/14
6/30/14
9/30/14
Service Charges and Fees
Gain on Sales of Loans
Gain on Investment Securities
Other

Dollars in thousands.

Noninterest Expense



$20,000
$15,000
$10,000
$5,000
$0
-$5,000
$14,591
$17,653
$14,388
$12,839
$13,019
$15,065
$14,107
$15,332
$13,358
9/30/12
12/31/12
3/31/13
6/30/13
9/30/13
12/31/13
3/3/14
6/30/14
9/30/14
Total Noninterest Expense
Salaries and Employee Benefits
Occupancy
FDIC and Other Insurance
Other Real Estate, net
General and Administrative

Dollars in thousands.

Strong Regulatory Capital Position

Tier 1 Leverage Ratio



25%
20%
15%
10%
5%
0%
14.5%
15.0%
14.8%
14.9%
15.1%
16.0%
16.9%
*
2011
2012
9/30/13
12/31/13
3/31/14
6/30/14
9/30/14

Tier 1 Risk-Based Capital Ratio



25%
20%
15%
10%
5%
0%
19.5%
20.3%
20.2%
20.3%
20.0%
20.1%
20.1%
*
2011
2012
9/30/13
12/31/13
3/31/14
6/30/14
9/30/14

Tier 1 Common Ratio



25%
20%
15%
10%
5%
0%
11.7%
15.2%
17.2%
17.2%
17.0%
17.2%
17.2%
*
2011
2012
9/30/13
12/31/13
3/31/14
6/30/14
9/30/14

Total Risk-Based Capital Ratio



25%
20%
15%
10%
5%
0%
20.8%
21.6%
21.5%
21.6%
21.3%
21.4%
21.3%
*
2011
2012
9/30/13
12/31/13
3/31/14
6/30/14
9/30/14

*Well-capitalized minimum.

2014 Priorities:

- Continue to improve credit quality and balance sheet strength
- Maintain high credit standards while focusing on accelerated loan growth
- Expand the Energy and C&I business in our markets
- Identify and acquire bankers that will enhance our presence and profitability in select business segments and markets
- Improve internal operating efficiency while providing superior customer service
- Strengthen and invest in business lines that produce non-interest income and scale them across our geographic footprint
- Pursue strategic acquisitions in our existing footprint
- Drive a culture that produces consistent, conservative, and sustainable earnings

ADDITIONAL FINANCIAL INFORMATION

Net Income



$5.9
$1.0
$2.4
$4.4
$3.8
$6.8
$3.7
$6.2
$5.3
9/30/2012
12/31/2012
3/31/2013
6/30/2013
9/30/2013
12/31/2013
3/31/2014
6/30/2014
9/30/2014

Dollars in millions.

Net Interest Margin



3.59%
3.41%
3.16%
3.07%
3.11%
3.42%
3.33%
3.50%
3.44%
9/30/2012
12/31/2012
3/31/2013
6/30/2013
9/30/2013
12/31/2013
3/31/2014
6/30/2014
9/30/2014

Total Loans by Segment



$1,492.1
$34.7
$192.2
$560.2
$704.9
$1,378.7
$31.7
$174.5
$520.5
$652.1
$1,327.2
$7.3
$195.4
$495.8
$628.7
$1,318.1
$7.2
$210.2
$444.3
$656.4
$1,306.6
$3.6
$206.8
$414.4
$681.7
$1,270.9
$23.2
$199.0
$366.7
$682.0
$1,320.1
$22.7
$170.7
$372.0
$754.7
$1,351.7
$24.4
$145.2
$408.4
$773.7
$1,367.4
$23.2
$142.5
$424.6
$777.0
9/30/2012
12/31/2012
3/31/2013
6/30/2013
9/30/2013
12/31/2013
3/31/2014
6/30/2014
9/30/2014
Oklahoma
Texas
Kansas
Mortgage Banking

Dollars in millions.

Potential Problem Loans by Segment


$88.4
$5.5
$43.3
$39.6
$97.5
$8.3
$58.4
$30.9
$93.6
$9.4
$52.0
$32.2
$97.5
$7.3
$58.7
$31.5
$97.2
$6.3
$59.6
$31.3
$99.8
$5.7
$65.1
$29.0
$90.2
$4.2
$58.4
$29.2
$84.1
$3.2
$57.0
$23.9
$64.4
$1.9
$38.6
$23.9
9/30/2012
12/31/2012
3/31/2013
6/30/2013
9/30/2013
12/31/2013
3/31/2014
6/30/2014
9/30/2014
Oklahoma
Texas
Kansas

Dollars in millions.

Provision for Loan Loss


$3.09
$0.50
$(0.88)
$(0.33)
$(0.99)
$(0.36)
9/30/12
12/31/12
3/31/13
6/30/13
9/30/13
12/31/13
3/31/14
6/30/14
9/30/14
$(1.73)
$(2.90)
$(6.50)

Dollars in millions.

Loan Loss Reserve to Total Portfolio Loans



3.00%
3.47%
3.24%
3.08%
3.08%
2.89%
2.66%
2.46%
2.27%
9/30/12
12/31/12
3/31/13
6/30/13
9/30/13
12/31/13
3/31/14
6/30/14
9/30/14

Loan Loss Reserve to Nonperforming Loans



145.79%
102.06%
121.64%
123.87%
122.65%
184.50%
217.13%
200.77%
205.29%
9/30/12
12/31/12
3/31/13
6/30/13
9/30/13
12/31/13
3/31/14
6/30/14
9/30/14

APPENDIX

The subsequent tables present non-GAAP reconciliations of the following calculations:

- Tangible Common Equity (TCE) to Tangible Assets (TA) ratio
- Tangible Book Value per Share
- Pre-tax, Pre-provision Income

TCA to TA and Tangible Book Value Per Share

	2011 FY 12/31/11	2012 FY 12/31/12	2013 FY 12/31/13	2013 FQ3 9/30/13	2013 FQ4 12/31/13	2014 FQ1 3/31/14	2014 FQ2 6/30/14	2014 FQ3 9/30/14
Total Equity	$ 301,589	$ 246,056	$ 259,187	$ 252,802	$ 259,187	$ 264,586	$ 271,351	$ 271,966
Less Preferred Stock	68,455	-	-	-	-	-	-	-
Less Goodwill	1,214	1,214	1,214	1,214	1,214	1,214	1,214	1,214
TCE	$ 231,920	$ 244,842	$ 257,973	$ 251,588	$ 257,973	$ 263,372	$ 270,137	$ 270,752
Total Assets	$ 2,377,276	$ 2,122,255	$ 1,981,423	$ 1,972,367	$ 1,981,423	$ 2,012,053	$ 1,885,158	$ 1,900,948
Less Goodwill	1,214	1,214	1,214	1,214	1,214	1,214	1,214	1,214
TA	$ 2,376,062	$ 2,121,041	$ 1,980,209	$ 1,971,153	$ 1,980,209	$ 2,010,839	$ 1,883,944	$ 1,899,734
Common Equity to Assets	9.81%	11.59%	13.08%	12.82%	13.08%	13.15%	14.39%	14.31%
TCE to TA	**9.76%**	**11.54%**	**13.03%**	**12.76%**	**13.03%**	**13.10%**	**14.34%**	**14.25%**
Shares outstanding	19,444,213	19,529,721	19,732,926	19,703,313	19,732,926	19,786,206	19,793,123	19,570,618
Book Value per Common Share	$11.99	$12.60	$13.13	$12.83	$13.13	$13.37	$13.71	$13.90
Tangible BV per Share	**$11.93**	**$12.54**	**$13.07**	**$12.77**	**$13.07**	**$13.31**	**$13.65**	**$13.83**

Pre-tax, Pre-provision Income

	9/30/14	6/30/14	12/31/2013
Net Income	$ 5,288	$ 6,152	$ 6,832
Taxes on income	3,172	3,691	4,310
Provision for loan losses	(2,897)	(355)	(6,502)
Pre-tax, Pre-provision Income	**$ 5,563**	**$ 9,488**	**$ 4,640**

Dollars in thousands, except per share amounts.

Southwest Bancorp, Inc.

2014 Third Quarter Earnings Presentation

October 22, 2014